EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Agricon Global Corporation (the “Company”) on Form 10-Qfor the period ended September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert K. Bench, Principal Financial Officer and President of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 13, 2014	/s/ ROBERT K. BENCH Robert K. Bench, Principal Financial Officer, President Agricon Global Corporation